John Hancock Funds
                            Sovereign
                              Bond
                              Fund

                          ANNUAL REPORT

                        December 31, 1996

TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and
Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way Ste 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE
DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY JAMES K. HO, CFA, PORTFOLIO MANAGER
John Hancock
Sovereign Bond Fund

Mixed economic data produces inflation fears and lackluster bond performance in 1996

For bond investors, 1996 was a year of changing expectations. After the double-digit returns of 1995, bondholders began 1996 with the assumption that the Federal Reserve would continue to cut interest rates in order to boost a sagging economy. The Fed did cut rates on January 31, and bond prices rose (interest rates and bond prices typically move in the opposite direction from each other). Within a few weeks, however, Fed chairman Alan Greenspan was indicating that further cuts would be unlikely for the present, based on the Fed's belief that the economy was improving. When economic figures that appeared in March gave credence to this assertion, markets reacted with the biggest one-day drop in corporate bond prices in more than five years. The January rate cut would prove to be the Fed's only rate action for 1996.

A 2 1/4" x 3 1/4" photo of Fund management team at bottom right. Caption reads: "Jim Ho (seated) and Fund management team members (l - r) Lester Duke, Beverly Cleathero, Seth Robbins, Linda Carter"

Having been caught off-guard by the sudden health of the economy and the prospect of no further rate cuts, bond investors reversed their expectations and began to fear that rates might rise. Thus bond prices continued to slide throughout the spring and early summer as yields rose in anticipation of inflation. (Rising inflation, often associated with a booming economy, typically triggers a rise in interest rates.) Yields peaked in July, with the benchmark 30-year Treasury reaching 7.2%, and remained near this level throughout the summer. In September expectations shifted once again, as the economy appeared to slow and investors concluded that inflation fears were unwarranted. Falling rates meant that prices rose, regaining some of the territory they had lost, though not all of it.

"...1996
was a
year of
changing
expectations."

Chart with the heading "Top Five Bond Sectors" at top of left hand column. The chart lists five sectors: 1) U.S. Government & Agencies 27%
2) Banks/Financials 19% 3) Utilities 14% 4) Broadcasting/Communications 8% 5) Transportation 5%. A footnote below states: "As a percentage of net assets on December 31, 1996."

For the year ending December 31, 1996, the Lehman Brothers government/corporate bond index, a broad market measure, showed a total return of 2.90%. In that environment, John Hancock Sovereign Bond Fund turned in a stronger performance than its peers. The Fund's Class A and Class B shares posted total returns of 4.11% and 3.38% respectively, at net asset value, for this same period. That compared favorably to the 2.49% return of the average corporate debt A-rated fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

"Corporate
bonds
were a
relative
bright
spot in
1996..."

Performance and strategy review

As in the past, we generally kept away from making major shifts in portfolio duration (a measure of how sensitive a bond's price is to interest rate changes), focusing on sector and credit decisions instead. We looked for investments whose yield advantage over Treasuries appeared to be shrinking (thus boosting their price performance relative to Treasuries) or whose credit status appeared headed for improvement.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Bank Capital Notes followed by an up arrow and the phrase "Increased investor comfort in this new type of security." The second listing is Cleveland Electric followed by an up arrow and the phrase "Bonds improve with Ohio Edison's announced buyout." The third listing is Riverwood International followed by a down arrow and the phrase "Declining paper prices hurt earnings." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

We did keep duration comparatively short in the first nine months of the year, utilizing a barbell strategy which involves overweighting long- and short-duration securities while underweighting intermediate-duration securities. In February our average duration was as short as 4.7 years, which offered some protection when bond prices began their descent. In September, when prices began to rise, we shifted to a more neutral average duration of 5.0 years and moved away from the barbell.

New securities, foreign and corporate
bonds pay off

Corporate bonds were a relative bright spot in 1996. In the fall, corporations took advantage of the lower cost of financing to issue a flood of new bonds. This offered us the opportunity to swap out of issues that had become rather highly valued and replace them with new issues that were comparatively cheap.

The end of the year saw the debut of a new type of security called a capital note. These notes are issued by banks, which carry them on their balance sheets as equity but are able to claim a deduction for the interest. Because investors did not seem to know what to make of these securities at first, they came to the market fairly cheap. We benefited by being an early buyer of these high-quality, but little understood, securities. Another new security, one that is followed by relatively few analysts and investors, is home equity loan-backed securities. These are AAA-rated securities with less prepayment risk than traditional mortgage-backed securities. By watching the market closely and selling these securities when they are trading at a modest premium, it is possible to reduce prepayment risk even further while achieving investment gains.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1996." The chart is scaled in increments of 1% from bottom to top, with 5% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 4.11% total return for John Hancock Sovereign Bond Fund: Class A. The second represents the 3.38% total return for John Hancock Sovereign Bond Fund: Class B. The third represents the 2.49% return for the average corporate debt A-rated fund. The footnote below states: "Total returns for John Hancock Sovereign Bond Fund are at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper Analytical Services. See the following two pages for historical performance information."

Airline equipment trusts were another good performer. These issues are smaller and therefore less liquid than corporate debt issued by the same airlines, yet not only are they are secured (by airline equipment) but they are less expensive than the corporate debt, which is unsecured. We also held various issues of Cleveland Electric, a poorly regarded Ohio utility that gained an "instant credit upgrade" when it was announced that highly rated Ohio Edison intended to buy the company. When Public Service of New Mexico offered to buy back some of its bonds at a premium, we were able to take advantage of this opportunity as well.

Bonds from emerging markets, particularly those of corporations in Argentina, Brazil and Venezuela, did well in 1996. Because no corporation's credit rating can be higher than that of its home country's government, we were able to invest in a number of issues whose creditworthiness we believe is better than their ratings showed. These provided high yields at comparatively low risk.

Outlook

Our expectations for 1997 hinge on the economy. In the near term, we expect economic growth to increase. Rates are down, which is a stimulus to economic activity, and the wealth created by the stock market's rise should provide additional fuel. All of this suggests the possibility of a Fed rate hike, and the market, which began the year in a fairly neutral stance, may begin to factor this in. We expect to continue with our current neutral duration stance, and if a market rally occurs we would attempt to shorten duration in anticipation of the next market turn. In any case, there seems little cause right now to take an extreme position regarding future rate movements.

Among corporate bonds, we still favor the media sector, where consolidation is benefiting large companies like Time-Warner and Viacom. Overall, domestic corporate bonds are fairly valued, so we will be selective in choosing individual securities. We will look for more opportunities in foreign corporates, where markets are not as widely followed and good values still can be found.

"In the
near term,
we expect
economic
growth to
increase."

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Bond Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5.0% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1990 and November 23, 1993 for Class A shares and Class B shares, respectively. For Class A shares, different sales charge schedules were in effect prior to September 28, 1989 and are not reflected in the performance information. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended December 31, 1996

                                ONE           FIVE           MOST RECENT
                                YEAR          YEARS           TEN YEARS
                             ----------     ----------       ----------
John Hancock Sovereign Bond
Fund: Class A                 (0.60%)         39.54%           117.12%
John Hancock Sovereign Bond
Fund: Class B                 (1.62%)         16.85%(1)          N/A

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 1996

                                ONE           FIVE           MOST RECENT
                                YEAR          YEARS           TEN YEARS
                             ----------     ----------       ----------
John Hancock Sovereign Bond
Fund: Class A                 (0.60%)          6.89%             8.06%
John Hancock Sovereign Bond
Fund: Class B                 (1.62%)          5.15%(1)          N/A

YIELDS

As of December 31, 1996

                                                             SEC 30-DAY
                                                               YIELD
                                                            -----------
John Hancock Sovereign Bond Fund: Class A                        6.27%

John Hancock Sovereign Bond Fund: Class B                        5.85%

Notes to Performance
(1) Class B shares started on November 23, 1993.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Bond Fund would be worth on December 31, 1996. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index -- an unmanaged index that mirrors the investment objectives and characteristics of the Fund.

Sovereign Bond Fund
Class A shares

Line chart with the heading Sovereign Bond Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Brothers Corporate Bond Index and is equal to $23,974 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Bond Fund, on December 31, 1986, before sales charge, and is equal to $22,737 as of December 31, 1996. The third line represents the value of the Sovereign Bond Fund, after sales charge, and is equal to $21,712 as of December 31, 1996.

Sovereign Bond Fund
Class B shares

Line chart with the heading Sovereign Bond Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Brothers Corporate Bond Index and is equal to $12,220 as of December 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Bond Fund, on November 23, 1993, before sales charge, and is equal to $11,985 as of December 31, 1996. The third line represents the value of the Sovereign
Bond Fund, after sales charge, and is equal to $11,685 as of December 31, 1996.



John Hancock Funds - Sovereign Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1996.
You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1996
-----------------------------------------------------------------------
Assets:
Investments at value -- Note C:
Bonds (cost -- $1,474,111,232)                           $1,471,293,238
Joint repurchase agreement                              ---------------
(cost -- $56,823,000)                                        56,823,000
Corporate savings account                                         2,775
                                                        ---------------
                                                          1,528,119,013
Receivable for shares sold                                      178,447
Interest receivable                                          28,027,823
Other assets                                                     83,086
                                                        ---------------
Total Assets                                              1,556,408,369
-----------------------------------------------------------------------
Liabilities:
Payable for shares repurchased                                  214,453
Payable for investments purchased                             4,172,736
Dividend payable                                                304,447
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                      1,215,875
Accounts payable and accrued expenses                           273,307
                                                        ---------------
Total Liabilities                                             6,180,818
-----------------------------------------------------------------------
Net Assets:
Capital paid-in                                           1,569,043,761
Accumulated net realized loss on investments
and financial futures contracts                             (16,030,812)
Net unrealized depreciation of investments                   (2,812,280)
Undistributed net investment income                              26,882
                                                        ---------------
Net Assets                                               $1,550,227,551
=======================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding -- unlimited number of shares
authorized with no par value, respectively)
Class A --  $1,416,115,706 / 95,037,670                          $14.90
=======================================================================
Class B --  $134,111,845 / 9,000,449                             $14.90
=======================================================================
Maximum Offering Price Per Share *
Class -- A ($14.90 x 104.71%)                                    $15.60
=======================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1996

Investment Income:
Interest                                                   $131,678,682
                                                        ---------------
Expenses:
Investment management fee - Note B                            7,799,825
Distribution/service fee - Note B
  Class A                                                     4,351,058
  Class B                                                     1,153,646
Transfer agent fee - Note B                                   4,073,058
Financial services fee - Note B                                 291,977
Custodian fee                                                   274,623
Printing                                                        232,979
Trustees' fees                                                  130,832
Legal fees                                                       86,135
Auditing fee                                                     45,452
Registration and filing fees                                     40,653
Miscellaneous                                                    24,803
                                                        ---------------
Total Expenses                                               18,505,041
-----------------------------------------------------------------------
Net Investment Income                                       113,173,641
-----------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts:
Net realized loss on investments sold                        (5,741,420)
Net realized loss on financial futures contracts             (1,801,834)
Change in net unrealized appreciation/depreciation
 of investments                                             (45,633,903)
                                                        ---------------
Net Realized and Unrealized
Loss on Investments and
Financial Futures Contracts                                 (53,177,157)
-----------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                   $59,996,484
=======================================================================

See notes to financial statements.




Statement of Changes in Net Assets

                                                             YEAR ENDED DECEMBER 31,
                                                         --------------------------------
                                                             1995              1996
                                                         --------------    --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                      $111,800,337      $113,173,641
Net realized gain (loss) on investments sold and
financial futures contracts                                   9,875,400        (7,543,254)
Change in net unrealized appreciation/depreciation
of investments                                              140,081,956       (45,633,903)
                                                         --------------    --------------
Net Increase in Net Assets Resulting from
Operations                                                  261,757,693        59,996,484
                                                         --------------    --------------
Distributions to Shareholders:
Dividends from net investment income
Class A -- ($1.1151 and $1.0858 per
share, respectively)                                       (107,383,916)     (105,555,822)
Class B -- ($1.0221 and $0.9813 per
share, respectively)                                         (4,389,308)       (7,590,937)
Class C** -- ($0.4338  and none per
share, respectively)                                            (27,113)          --
                                                         --------------    --------------
Total Distributions to Shareholders                        (111,800,337)     (113,146,759)
                                                         --------------    --------------
From Fund Share Transactions -- Net*                        115,957,978       (30,564,714)
                                                         --------------    --------------
Net Assets:
Beginning of period                                       1,368,027,206     1,633,942,540
                                                         --------------    --------------
End of period (including undistributed net
investment income of none and $26,882)                   $1,633,942,540    $1,550,227,551
                                                         ==============    ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.


* Analysis of Fund Share Transactions:

                                                                              YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------
                                                                      1995                               1996
                                                         --------------------------------   ------------------------------
                                                            SHARES            AMOUNT           SHARES           AMOUNT
                                                         --------------    --------------   --------------  --------------
CLASS A
Shares sold                                                   8,319,081      $123,160,717       12,026,163    $178,554,337
Shares issued in reorganization - Note D                      5,218,646        78,550,023           --              --
Shares issued to shareholders in reinvestment
of distributions                                              5,650,757        83,509,985        5,504,983      81,567,467
                                                         --------------    --------------   --------------  --------------
                                                             19,188,484       285,220,725       17,531,146     260,121,804
Less shares repurchased                                     (14,896,492)     (219,827,040)     (22,184,916)   (329,117,996)
                                                         --------------    --------------   --------------  --------------
Net increase (decrease)                                       4,291,992       $65,393,685       (4,653,770)   ($68,996,192)
                                                         ==============    ==============   ==============  ==============

CLASS B
Shares sold                                                   3,520,133       $52,253,097        6,495,177     $96,388,497
Shares issued in reorganization - Note D                        493,051         7,421,307           --              --
Shares issued to shareholders in reinvestment
of distributions                                                181,534         2,696,476          297,182       4,401,471
                                                         --------------    --------------   --------------  --------------
                                                              4,194,718        62,370,880        6,792,359     100,789,968
Less shares repurchased                                        (681,957)      (10,100,167)      (4,203,557)    (62,358,490)
                                                         --------------    --------------   --------------  --------------
Net increase                                                  3,512,761       $52,270,713        2,588,802     $38,431,478
                                                         ==============    ==============   ==============  ==============

CLASS C**
Shares sold                                                     --                --
Shares issued to shareholders in reinvestment
of distributions                                                --                --
                                                         --------------    --------------
Less shares repurchased                                        (120,133)       (1,706,420)
                                                         --------------    --------------
Net decrease                                                   (120,133)      ($1,706,420)
                                                         ==============    ==============

** All Class C shares were redeemed on May 22, 1995.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                             YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------
                                           1992         1993         1994         1995         1996
                                        ----------   ----------   ----------   ----------   ----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period        $15.31       $15.29       $15.53       $13.90       $15.40
                                        ----------   ----------   ----------   ----------   ----------
Net Investment Income                         1.20         1.14         1.12         1.12         1.09
Net Realized and Unrealized Gain
(Loss) on Investments
and Financial Futures Contracts              (0.01)        0.62        (1.55)        1.50        (0.50)
                                        ----------   ----------   ----------   ----------   ----------
Total from Investment
Operations                                    1.19         1.76        (0.43)        2.62         0.59
                                        ----------   ----------   ----------   ----------   ----------
Less Distributions:
Dividends from Net Investment Income         (1.21)       (1.14)       (1.12)       (1.12)       (1.09)
Distributions from Net Realized
Gain on Investments Sold
and Financial Futures Contracts              --           (0.38)       (0.08)       --           --
                                        ----------   ----------   ----------   ----------   ----------
Total Distributions                          (1.21)       (1.52)       (1.20)       (1.12)       (1.09)
                                        ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period              $15.29       $15.53       $13.90       $15.40       $14.90
                                        ==========   ==========   ==========   ==========   ==========

Total Investment Return at Net
Asset Value (1)                               8.08%       11.80%      (2.75%)       19.40%        4.11%
Ratios and Supplemental Data
Net Assets, End of Period (000's
omitted)                                $1,386,260   $1,505,754   $1,326,058   $1,535,204   $1,416,116
Ratio of Expenses to Average
Net Assets                                    1.44%        1.41%        1.26%        1.13%        1.14%
Ratio of Net Investment Income
to Average Net Assets                         7.89%        7.18%        7.74%        7.58%        7.32%
Portfolio Turnover Rate                         87%         107%          85%         103%(6)      123%

CLASS B (2)
Per Share Operating Performance
Net Asset Value, Beginning of Period                     $15.90       $15.52       $13.90       $15.40
                                                     ----------   ----------   ----------   ----------
Net Investment Income                                      0.11         1.04         1.02         0.98
Net Realized and Unrealized Gain
(Loss) on Investments
and Financial Futures Contracts                              --        (1.54)        1.50        (0.50)
                                                     ----------   ----------   ----------   ----------
Total from Investment
Operations                                                 0.11        (0.50)        2.52         0.48
                                                     ----------   ----------   ----------   ----------
Less Distributions:
Dividends from Net Investment
Income                                                    (0.11)       (1.04)       (1.02)       (0.98)
Distributions from Net Realized
Gain on Investments Sold
and Financial Futures Contracts                           (0.38)       (0.08)          --           --
                                                     ----------   ----------   ----------   ----------
Total Distributions                                       (0.49)       (1.12)       (1.02)       (0.98)
                                                     ----------   ----------   ----------   ----------
Net Asset Value, End of Period                           $15.52       $13.90       $15.40       $14.90
                                                     ==========   ==========   ==========   ==========

Total Investment Return at Net
Asset Value (1)                                            0.90%(3)    (3.13%)      18.66%        3.38%
Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                                          $4,125      $40,299      $98,739     $134,112
Ratio of Expenses to Average
Net Assets                                                 1.63%(4)     1.78%        1.75%        1.84%
Ratio of Net Investment Income
to Average Net Assets                                      0.57%(4)     7.30%        6.87%        6.62%
Portfolio Turnover Rate                                     107%          85%         103%(6)      123%

                                                    PERIOD ENDED  YEAR ENDED    PERIOD ENDED
                                                     DECEMBER 31,  DECEMBER 31,  MAY 22, 1995
                                                         1993          1994      (UNAUDITED)
                                                    -------------  -----------  ------------
CLASS C (5)
Per Share Operating Performance
Net Asset Value, Beginning of
Period                                                   $15.86       $15.52       $13.90
                                                     ----------   ----------   ----------
Net Investment Income                                      0.81         1.19         0.42
Net Realized and Unrealized Gain
(Loss) on Investments and Financial
Futures Contracts                                          0.04        (1.54)        0.91
                                                     ----------   ----------   ----------
Total from Investment Operations                           0.85        (0.35)        1.33
                                                     ----------   ----------   ----------
Less Distributions:
Dividends from Net Investment
Income                                                    (0.81)       (1.19)       (0.43)
Distributions from Net Realized
Gain on Investments Sold and
Financial Futures Contracts                               (0.38)       (0.08)          --
                                                     ----------   ----------   ----------
Total Distributions                                       (1.19)       (1.27)       (0.43)
                                                     ----------   ----------   ----------
Net Asset Value, End of Period                           $15.52       $13.90       $14.80
                                                     ==========   ==========   ==========

Total Investment Return at Net
Asset Value (1)                                            5.45%(3)    (2.19%)       9.73%(3)
Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                                            $867       $1,670         $142
Ratio of Expenses to Average
Net Assets                                                 0.90%(4)     0.73%        0.67%(4)
Ratio of Net Investment Income
to Average Net Assets                                      4.90%(4)     8.28%        7.82%(4)
Portfolio Turnover Rate                                     107%          85%         N/A

(1) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(2) Class B shares commenced operations on November 23, 1993.
(3) Not annualized.
(4) Annualized.
(5) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period reflect amounts prior to the redemption of all shares on May 22, 1995.
(6) Portfolio turnover excludes merger activity.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
December 31, 1996
---------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by
Sovereign Bond Fund on December 31, 1996. It's divided into two main categories:
bonds and short-term investments. The bonds are further broken down by industry group. Short-term investments, which  represent the Fund's "cash" position, are listed last.

                                                                       PAR VALUE
                                                   INTEREST  S&P           (000'S            MARKET
ISSUER, DESCRIPTION                                    RATE  RATING*      OMITTED)            VALUE
----------------------------------------------   ----------  -------   ----------    --------------
BONDS
Aerospace (0.42%)
Jet Equipment Trust,
Cert Ser 95B2 08-15-14 (R)                           10.910% BB+           $5,800        $6,540,138
                                                                                     --------------
Banks (10.48%)
ABN-Amro Bank N.V. - Chicago Branch,
Sub Deb 05-31-05                                      7.250  AA-            5,000         5,080,400
Abbey National First Capital, B.V.,
Sub Note 10-15-04 (United
Kingdom) (Y)                                          8.200  AA-           10,000        10,725,700
African Development Bank,
Sub Note 12-15-03 (Supra
National) (Y)                                         9.750  AA-            8,000         9,304,000
Banco Nacional de Obras y
Servicios Publicos, SNC,
Note 11-15-03 (Mexico) (Y)                            9.625  BB             5,635         5,663,175
Bank of New York,
Cap Security Bond 12-01-26 (R)                        7.780  BBB+           5,425         5,316,500
BankAmerica Institutional Capital A,
Gtd Cap Security 12-31-26 (R)                         8.070  A-             5,295         5,261,906
Barclays North American Capital
Corp., Gtd Cap Note 05-15-21                          9.750  AA-            8,925        10,185,656
Chase Capital I,
Gtd Cap Sec Ser A 12-01-26                            7.670  BBB+           5,295         5,177,292
Den Danske Bank Aktieselskab,
Sub Note 06-15-05
(Denmark) (R) (Y)                                     7.250  A-             3,745         3,770,054
First Interstate Bancorp.,
Sub Note 05-01-97                                    12.750  BBB+           3,250         3,319,712
First Nationwide Escrow Corp.,
Sr Sub Note 10-01-03 (R)                             10.625  Ba3            2,500         2,700,000
First Nationwide Holdings, Inc.,
Sr Note 04-15-03                                     12.500  B              5,850         6,478,875
International Bank for
Reconstruction and Development,
Deb 09-01-16 (Supra National) (Y)                     8.250  AAA            5,000         5,610,700
Landeskreditbank Baden -
Wurttenberg, Sub Note 02-01-23
(Germany) (Y)                                         7.625  AAA            6,820         7,239,294
Midland American Capital Corp.,
Deb 11-15-03                                         12.750  A             19,932        22,119,936
National Westminster Bank PLC - New York Branch,
Sub Note 05-01-01                                     9.450  AA-           10,000        11,065,100
RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                10.125  A+            10,605        12,376,883
Republic of New York Corp.,
Bond 12-04-26 (R)                                     7.530  A+             5,335         5,229,154
Scotland International Finance No. 2 B.V.,
Gtd Sub Note 11-01-06
(Netherlands) (R) (Y)                                 8.850  A             10,250        11,525,305
Security Pacific Corp.,
Medium Term Sub Note 05-09-01                        10.360  A              6,000         6,827,760
Sub Note 11-15-00                                    11.500  A              6,400         7,453,056
                                                                                     --------------
                                                                                        162,430,458
                                                                                     --------------
Broadcasting (5.72%)
Cablevision Systems Corp.,
Sr Sub Deb 04-01-04                                  10.750  B              6,500         6,760,000
Century Communications Corp.,
Sr Sub Deb 10-15-03                                  11.875  B+             9,000         9,540,000
Continental Cablevision, Inc.,
Sr Note 05-15-06                                      8.300  BBB+           5,495         5,853,659
Sr Sub Deb 06-01-07                                  11.000  BBB           12,205        14,005,237
Jones Intercable, Inc.,
Sr Sub Deb 07-15-04                                  11.500  B+             9,500        10,319,375
Le Groupe Videotron Ltee,
Sr Note 02-15-05
(Canada) (Y)                                         10.625  BB+            1,750         1,925,000
Rogers Cablesystems Ltd.,
Sr Note Ser B 03-15-05
(Canada) (Y)                                         10.000  BB+            8,000         8,520,000
SFX Broadcasting, Inc.,
Sr Sub Note Ser B 05-15-06                           10.750  B-             4,505         4,730,250
TKR Cable I, Inc.,
Sr Deb 10-30-07                                      10.500  BBB-          11,000        11,561,770
TeleWest PLC,
Sr Deb 10-01-06
(United Kingdom) (Y)                                  9.625  BB             3,420         3,488,400
Viacom, Inc.,
Sr Note 06-01-05                                      7.750  BB+            5,750         5,661,852
Sub Deb 07-07-06                                      8.000  BB-            6,580         6,366,150
                                                                                     --------------
                                                                                         88,731,693
                                                                                     --------------
Chemicals (0.63%)
OPP Petroquimica S.A.,
Bond 10-29-04 (Brazil)
(R) (Y)                                              11.000  NR             6,575         6,542,125
Sociedad Quimica y Minera de
Chile S.A.,
Loan Part Ctf 09-15-06
(Chile) (R) (Y)                                       7.700  BBB+           3,200         3,282,880
                                                                                     --------------
                                                                                          9,825,005
                                                                                     --------------
Commercial Real Estate (0.26%)
Trinet Corp. Realty Trust,
Note 05-15-01                                         7.300  BBB-           4,000         4,049,600
                                                                                     --------------
Containers (0.21%)
AMTROL Inc.,
Sr Sub Note 12-31-06 (R)                             10.625  B-             3,100         3,200,750
                                                                                     --------------
Cosmetics & Toiletries (0.41%)
Johnson & Johnson,
                                                      6.730  AAA            6,750         6,422,760
                                                                                     --------------
Energy (0.49%)
AES China Generating Co. Ltd.,
Sr Note 12-15-06
(China) (Y)                                          10.125  BB-            2,670         2,763,450
AES Corp.,
Sr Sub Note 07-15-06                                 10.250  B+             4,500         4,837,500
                                                                                     --------------
                                                                                          7,600,950
                                                                                     --------------
Finance (8.27%)
Access Financial Mortgage Loan Trust,
Class A4 Pass Thru Ctf
Ser 1996-4 03-18-20                                   6.775  AAA            4,900         4,898,469
American Express Co.,
Gtd Deb Ser D 12-12-00                               11.625  A+             8,670         9,271,100
Banc One Credit Card Master Trust,
Class A Asset Backed
Ctf Ser 1994-B 12-15-99                               7.550  AAA           10,000        10,143,700
CIT Group Holdings, Inc.
Deb 03-15-01                                          9.250  A              5,000         5,489,350
CS First Boston,
Sub Note 05-15-06 (R)                                 7.750  A3             4,635         4,830,736
Chrysler Financial Corp.,
Deb 11-01-99                                         12.750  A-             3,000         3,473,310
ContiFinancial Corp.,
Sr Note 08-15-03                                      8.375  BB+            6,000         6,168,600
DSPL Finance Co., B.V.,
Sr Sec Note 12-30-10
(Netherlands) (R) (Y)                                 9.120  BBB            5,000         5,155,500
Green Tree Home Improvement
Loan Trust, Class M1 Ser
1995-D 09-15-25                                       6.950  Aa2            6,130         6,137,540
IMC Home Equity Loan Trust,
Class A-5 Ser 1996-1 12-25-13                         6.290  AAA            6,816         6,601,935
Intertek Finance PLC,
Sr Sub Note 11-01-06
(United Kingdom) (R) (Y)                             10.250  B2             2,385         2,480,400
MBNA Master Credit Card Trust,
Class A Ser 1995-D 11-15-02                           6.050  AAA           16,075        15,944,310
Merrill Lynch Mortgage
Investors, Inc.,
Class B Sub Bond Ser
1992-B 04-15-12                                       8.500  Aa3            2,746         2,826,227
Money Store Home Equity Trust,
Ser 1995-C 09-15-11                                   6.375  AAA            2,920         2,857,950
Class A14 Ser 1996-B 04-15-12                         7.350  AAA            4,000         4,050,000
Santander Financial Issuances Ltd.,
Sub Gtd Note 04-15-05
(Cayman Islands) (Y)                                  7.875  A+            10,000        10,463,000
Standard Credit Card Master
Trust I, Class A Ser 1995-2
1/7/02                                                8.625  AAA           11,500        11,534,500
United Companies Financial Corp.,
Sr Note 01-15-04                                      7.700  BBB-           5,420         5,413,117
UCFC Home Equity Loan,
Class A3 Ser 1994-A 07-10-18                          6.100  AAA            3,235         3,186,475
Class A6 Ser 1996-D1 02-15-25                         7.180  AAA            7,260         7,323,525
                                                                                     --------------
                                                                                        128,249,744
                                                                                     --------------
Foods (0.33%)
Nabisco, Inc.,
Note 04-15-99                                         8.300  BBB            5,000         5,177,800
                                                                                     --------------
Funeral Services (0.45%)
Loewen Group International, Inc.,
Sr Gtd Note  10-15-03 (R)                             8.250  BB+            6,860         6,953,982
                                                                                     --------------
Glass Products (1.15%)
Owens-Illinois, Inc.,
Sr Deb 12-01-03                                      11.000  BB            16,090        17,900,125
                                                                                     --------------
Government - Foreign (4.42%)
Brazil, Republic of,
For Gvt Gtd 04-15-09 (Brazil) (Y)                    6.563#  B+             7,500         6,093,750
Comtel Brasileira Ltd.,
Note 09-26-04 (Brazil) (R) (Y)                       10.750  NR             4,370         4,501,100
Nova Scotia, Province of,
Deb 05-15-13 (Canada) (Y)                            11.500  A-            10,655        11,794,765
Deb 04-01-22 (Canada) (Y)                             8.750  A-             7,500         8,702,625
Ontario, Province of,
Deb 08-31-12 (Canada) (Y)                            15.250  AA-            6,595         7,358,569
Deb 04-25-13 (Canada) (Y)                            11.750  AA-            6,000         6,673,320
Quebec, Province of,
Deb 10-01-13 (Canada) (Y)                            13.000  A+            11,000        12,650,550
Deb 09-15-14 (Canada) (Y)                            13.250  A+             1,000         1,199,910
Saskatchewan, Province of,
Gvt Gtd 12-15-20 (Canada) (Y)                         9.375  A-             5,000         6,170,000
Venezuela, Republic of,
Deb 12-18-07 (Venezuela) (Y)                         6.500#  Ba2            3,750         3,300,000
                                                                                     --------------
                                                                                         68,444,589
                                                                                     --------------
Government - U.S. (18.40%)
United States Treasury,
Bond 08-15-17                                         8.875  AAA           45,085        55,687,189
Bond 05-15-18                                         9.125  AAA           47,075        59,630,844
Bond 02-15-23                                         7.125  AAA           42,143        43,999,821
Note 05-15-98                                         9.000  AAA           20,945        21,828,670
Note 02-15-99                                         8.875  AAA           22,335        23,629,760
Note 11-30-99                                         7.750  AAA           37,930        39,630,781
Note 05-15-01                                         8.000  AAA           24,644        26,334,332
United States Treasury,
Note 02-15-05                                         7.500  AAA           13,511        14,450,420
                                                                                     --------------
                                                                                        285,191,817
                                                                                     --------------
Government - U.S. Agencies (7.43%)
Federal Home Loan Mortgage Corp.,
30 Yr Pass Thru Ctf 01-01-16                         11.250  AAA            1,506         1,668,865
Federal National Mortgage Association,
15 Yr SF Pass Thru Ctf 01-25-05                       8.000  AAA           10,000        10,303,100
15 Yr SF Pass Thru Ctf 02-01-08                       7.500  AAA            2,956         3,005,588
30 Yr SF Pass Thru Ctf 10-01-23                       7.000  AAA            8,583         8,427,656
Financing Corp.,
Bond 02-08-18                                         9.400  AAA            7,000         8,793,750
Government National Mortgage Association,
30 Yr Pass Thru Ctf 02-15-24 to 02-15-26              7.500  AAA           24,290        24,344,492
30 Yr Pass Thru Ctf 09-15-22 to 11-15-22              8.000  AAA           10,616        10,898,442
30 Yr Pass Thru Ctf 12-15-22 to 04-15-23              8.500  AAA           17,556        18,374,547
30 Yr Pass Thru Ctf 07-15-16 to 01-15-25              9.000  AAA           18,907        20,188,877
30 Yr Pass Thru Ctf 11-15-19 to 05-15-21              9.500  AAA            5,554         6,025,444
30 Yr Pass Thru Ctf 01-15-19 to 03-15-25             10.000  AAA            2,497         2,746,906
30 Yr Pass Thru Ctf 01-15-16                         10.500  AAA              144           160,838
30 Yr Pass Thru Ctf 01-15-16                         11.000  AAA              246           277,448
                                                                                     --------------
                                                                                        115,215,953
                                                                                     --------------
Insurance (5.27%)
Conseco, Inc.,
Sr Note 12-15-04                                     10.500  BBB            6,820         8,049,441
Equitable Life Assurance Society of
the United States,
Surplus Note 12-01-05 (R)                             6.950  A              6,050         5,931,420
Fairfax Financial Holdings Ltd.,
Note 04-15-26 (Canada) (Y)                            8.300  BBB+           6,440         6,748,025
Liberty Mutual Insurance Co.,
Surplus Note 10-15-26 (R)                             7.875  A+             3,990         4,005,361
Surplus Note 05-04-07 (R)                             8.200  A+            10,000        10,619,400
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                             7.625  AA            10,450        10,457,942
NAC Re Corp.,
Note 06-15-99                                         8.000  A-             3,360         3,466,579
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                             7.500  AA            15,000        14,533,800
Phoenix Home Life Mutual Insurance Co.,
Surplus Note 12-01-06 (R)                             6.950  A+             5,805         5,694,339
Sun Canada Financial Co.,
Note 12-15-07
(Canada) (R) (Y)                                      6.625  AA             7,250         6,952,315
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                  7.875  A-             5,000         5,193,450
                                                                                     --------------
                                                                                         81,652,072
                                                                                     --------------
Leasing Companies (0.25%)
Ryder TRS, Inc.,
Sr Sub Note 12-01-06 (R)                             10.000  B+             3,750         3,900,000
                                                                                     --------------
Leisure & Recreation (0.86%)
Mohegan Tribal Gaming Authority,
Sr Note Ser B 11-15-02                               13.500  BB+            1,500         1,965,000
Showboat Marina Casino Partnership,
1st Mtg Ser B 03-15-03                               13.500  B              5,000         5,512,500
Trump Hotels & Casinos Resorts
Funding, Inc., Sr Note 06-15-05                      15.500  B+             5,150         5,871,000
                                                                                     --------------
                                                                                         13,348,500
                                                                                     --------------
Medical Products (0.17%)
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                 10.750  B+             2,500         2,631,250
                                                                                     --------------
Oil & Gas (2.31%)
Ashland Oil, Inc.,
SF Deb 10-15-17                                      11.125  BBB            5,000         5,433,600
Camuzzi Gas, Pampeana S.A.,
Bond 12-15-01
(Argentina) (R) (Y)                                   9.250  BB-            2,965         2,994,650
Enserch Exploration, Inc.,
Pass Thru Ctf 01-02-09 (R)                            7.540  BBB            4,800         4,716,000
Norsk Hydro ASA,
Deb 10-01-16 (Norway) (Y)                             7.500  A              5,790         5,927,512
Petroliam Nasional Berhad,
Bond 10-15-26
(Malaysia) (R) (Y)                                    7.625  A+             5,570         5,651,545
Transgas de Occidenta S.A.,
Sr Note 11-01-10
(Colombia) (R) (Y)                                    9.790  BBB-           6,000         6,250,200
TransTexas Gas Corp.,
Sr Note 06-15-02                                     11.500  BB-            4,460         4,816,800
                                                                                     --------------
                                                                                         35,790,307
                                                                                     --------------
Paper (1.31%)
Georgia Pacific Corp.,
Deb 01-15-18                                          9.750  BBB-           7,500         7,824,375
Indah Kiat International Finance Co.,
Co Gtd Ser C 06-15-06
(Indonesia) (Y)                                      12.500  BB             2,570         2,827,000
S.D. Warren Co.,
Sr Sub Note Ser B 12-15-04                           12.000  B+             3,945         4,260,600
Stone Consolidated,
Sr Note 12-15-00
(Canada) (Y)                                         10.250  BB+            5,000         5,325,000
                                                                                     --------------
                                                                                         20,236,975
                                                                                     --------------
Publishing (1.79%)
News America Holdings, Inc.,
Sr Deb 08-10-18                                       8.250  BBB            8,700         8,783,868
Sr Note 10-15-99                                      9.125  BBB            7,500         8,002,800
Time Warner, Inc.,
Deb 01-15-13                                          9.125  BBB-          10,000        10,917,000
                                                                                     --------------
                                                                                         27,703,668
                                                                                     --------------
Retail (0.64%)
Flagstar Corp.,
Sr Note 09-15-01                                     10.750  B-             3,590         3,248,950
Safeway Stores, Inc.,
Deb 01-15-09                                         13.500  BBB            2,609         2,882,761
Smith's Food & Drug Centers, Inc.,
Sr Sub Note 05-15-07                                 11.250  B-             3,500         3,867,500
                                                                                     --------------
                                                                                          9,999,211
                                                                                     --------------
Steel (1.08%)
IVACO, Inc.,
Sr Note 09-15-05
(Canada) (Y)                                         11.500  B+             5,235         5,215,369
NS Group, Inc.,
Unit (Sr Sec Note
07-15-03 & Warrant)                                  13.500  B-             5,750         5,980,000
Weirton Steel Corp.,
Sr Note 03-01-98                                     11.500  B              1,430         1,472,900
Sr Note 07-01-04                                     11.375  B              3,950         4,009,250
                                                                                     --------------
                                                                                         16,677,519
                                                                                     --------------
Telecommunications (2.16%)
British Telecom Finance, Inc.,
Gtd Deb 02-15-19
(United Kingdom) (Y)                                  9.625  AAA            9,000         9,959,940
IMPSAT Corp.,
Sr Gtd Note 07-15-03
(Argentina) (R) (Y)                                  12.125  BB-            5,270         5,586,200
Paging Network, Inc.,
Sr Sub Note 10-15-08 (R)                             10.000  B              5,145         5,170,725
TCI Communications, Inc.,
Sr Deb 08-01-15                                       8.750  BBB-           5,420         5,354,310
Teleport Communications Group Inc.,
Sr Note 07-01-06                                      9.875  B              1,060         1,131,550
Total Access Communication
Public Co. Ltd., Bond 11-04-06
(Thailand) (R) (Y)                                    8.375  BBB-           6,250         6,291,875
                                                                                     --------------
                                                                                         33,494,600
                                                                                     --------------
Textile (0.21%)
Polysindo Eka Perkasa (P.T.),
Sec Co Gtd 06-15-01
(Indonesia) (Y)                                      13.000  BB               800           896,000
Polysindo International
Finance Co. B.V., Gtd Sec Note
06-15-06 (Netherlands) (Y)                           11.375  BB             2,135         2,332,487
                                                                                     --------------
                                                                                          3,228,487
                                                                                     --------------
Tobacco (0.64%)
RJR Nabisco, Inc.,
Note 12-01-02                                         8.625  BBB-           3,075         3,138,775
RJR Nabisco, Inc.,
Note 09-15-03                                         7.625  BBB-           7,000         6,710,760
                                                                                     --------------
                                                                                          9,849,535
                                                                                     --------------
Transportation (5.24%)
America West Airlines,
Pass Thru Ctf Ser B 01-02-08                          6.930  A-             4,915         4,871,994
Continental Airlines,
Pass Thru Ctf Ser 96-C 10-15-13                       9.500  BBB            5,000         5,624,550
Humpuss Funding Inc.,
Company Gtd 12-15-09 (R)                              7.720  Baa2           5,100         5,043,951
Northwest Airlines Inc.,
Pass Thru Ctf Ser 96-1C
1/2/05                                               10.150  BB+            4,200         4,410,000
Pass Thru Ctf Ser 96-1D
1/2/15                                                8.970  BBB-           3,825         4,169,250
NWA Trust,
Sr Note Ser A 06-21-14                                9.250  AA             5,522         6,283,489
Rail Car Trust,
Class A Pass Thru Ser 1992-1 06-01-04                 7.750  AAA           15,875        16,591,579
Scandinavian Airlines System,
Deb 07-20-99 (Multinational) (Y)                      9.125  A3             6,834         7,252,582
Sea-Land Service, Inc.,
Deb Ser A 01-02-11                                   10.600  BBB+           5,000         5,290,850
Deb Ser B 01-02-11                                   10.600  BBB+           7,000         7,407,190
Deb Ser C 01-02-11                                   10.600  BBB+           6,000         6,349,020
USAir, Inc.,
Pass Thru Ctf Ser 90-A1
3/19/05                                              11.200  B+             7,748         7,913,091
                                                                                     --------------
                                                                                         81,207,546
                                                                                     --------------
Utilities (13.91%)
British Columbia Hydro and Power
Auth., Bond Ser FN 09-01-13
(Canada) (Y)                                         12.500  AA+            6,175         6,995,658
BVPS II Funding Corp.,
Collateralized Lease Bond
6/1/17                                                8.890  BB+            6,600         6,539,214
CE Casecnan Water & Energy
Co. Inc., Sr Note Ser A 11-15-05
(Philippines) (Y)                                    11.450  BB             4,100         4,602,250
CSW Investments,
Sr Note 08-01-01 (United
Kingdom) (R) (Y)                                      6.950  A-             5,500         5,528,050
Sr Note 08-01-06 (United
Kingdom) (R) (Y)                                      7.450  A-             4,500         4,567,050
CTC Mansfield Funding Corp.,
Sec Lease Oblig Deb 03-30-03                         10.250  B+             4,500         4,566,420
Sec Lease Oblig Deb 09-30-16                         11.125  B+            17,270        18,219,850
CalEnergy Co. Inc.,
Sr Note 09-15-06 (R)                                  9.500  Ba2            4,115         4,259,025
Calpine Corp.,
Sr Note 05-15-06                                     10.500  B+             4,650         4,917,375
Cleveland Electric
Illuminating Co.,
1st Mtg Ser B 05-15-05                                9.500  BB             7,560         7,971,113
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                 10.250  BB-            9,538        10,103,985
Enersis S.A.,
Note 12-01-16
(Cayman Islands) (Y)                                  7.400  A-             7,530         7,330,455
First PV Funding Corp.,
Deb Ser 86A 01-15-14                                 10.300  BB-            2,253         2,399,445
Deb Ser 86B 01-15-16                                 10.150  BB-            6,744         7,165,500
GTE Corp.,
Deb 11-15-17                                         10.300  A-             8,725         9,444,376
Deb 11-01-20                                         10.250  A-             6,875         7,851,800
Hydro-Quebec,
Deb Ser IF 02-01-03
(Canada) (Y)                                          7.375  A+             7,185         7,379,929
Deb Ser FU 02-01-12
(Canada) (Y)                                         11.750  A+             5,000         7,028,900
Deb 02-01-21
(Canada) (Y)                                          9.400  A+             7,500         9,044,400
Iberdrola International B.V.,
Note 10-01-02                                         7.500  AA-            8,000         8,310,000
Sr Note 06-01-03
(Netherlands) (R) (Y)                                 7.125  AA-            8,629         8,790,794
Long Island Lighting Co.,
Deb 03-15-03                                          7.050  BB+            7,315         7,146,097
Deb 07-15-19                                          8.900  BB+            1,775         1,810,944
Gen Ref Mtg 05-01-21                                  9.750  BBB-           6,075         6,487,371
Gen Ref Mtg 07-01-24                                  9.625  BBB-           6,000         6,381,060
Louisiana Power & Light Co.,
Sec Lease Oblig Bond Ser B 01-02-17                  10.670  BBB-          10,000        10,703,000
Midland Cogeneration Venture,
Deb Ser C-91 07-23-02                                10.330  BB-           12,370        13,143,268
Midland Funding Corp. II,
Deb 07-23-05                                         11.750  B-             3,000         3,321,480
Deb Ser B 07-23-06                                   13.250  B-             1,900         2,195,127
System Energy Resources, Inc.,
1st Mtg 08-01-01                                      7.710  BBB-           5,525         5,649,313
Tenaga Nasional Berhad,
Note 06-15-04 (Malaysia) (R) (Y)                      7.875  A+             5,500         5,784,955
                                                                                     --------------
                                                                                        215,638,204
                                                                                     --------------
                                     TOTAL BONDS
                           (Cost $1,474,111,232)                          (94.91%)   $1,471,293,238
                                                                          -------    --------------

                                                                        PAR VALUE
                                                             INTEREST      (000'S            MARKET
ISSUER,DESCRIPTION                                               RATE    OMITTED)             VALUE
--------------------------------------------                 --------    --------      ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.66%)
Investment in a joint repurchase
agreement transaction with Lehman
Brothers, Inc., Dated 12-31-96,
Due 01-02-97 (secured by U.S. Treasury Bonds,
7.25% thru 12.50%, due 08-15-14 thru
08-15-22) - Note A                                              6.700%    $56,823       $56,823,000
                                                                                     --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                                                            2,775
                                                                                     --------------
                    TOTAL SHORT-TERM INVESTMENTS                           (3.66%)      $56,825,775
                                                                          -------    --------------
                               TOTAL INVESTMENTS                          (98.57%)   $1,528,119,013
                                                                          =======    ==============

NOTES TO THE SCHEDULE OF INVESTMENTS

(R) These securities are exempt from registration under Rule 144A of the Securities Act of
    1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $215,213,577 as of December 31, 1996.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer, however, security is U.S. dollar denominated.
*   Credit ratings are unaudited and are rated by Moody's Investor Services, Fitch or
    John Hancock Advisers, Inc. where Standard and Poors ratings are not available.
#   Represents rates effective on December 31, 1996.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO
FINANCIAL STATEMENTS

John Hancock Funds - Sovereign Bond Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Sovereign Bond Fund (the "Fund") is a diversified open-end investment management company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to generate a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities.

The Trustees have authorized the issuance of multiple classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class C shares were outstanding in the prior fiscal year, but were abolished by the Trustees on August 28, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"),a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $30,237,728 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: December 31, 1997 - $1,909,995, December 31 1999 - $755,945, December 31, 2001 -
$10,107,031, December 31, 2002 - $9,347,493 and December 31, 2004 -
$8,117,264. Of the capital loss carryovers expiring in 1997, 1999, 2001, and 2002, $1,909,995, $755,945, $10,107,031 and $1,732,213,
respectively, were acquired on September 15, 1995 in the merger with John Hancock Investment Quality Bond Fund. Additionally, net capital losses of $1,146,716 attributable to security transactions occurring after October 31, 1996 are treated as arising on the first day (January 1, 1997) of the Fund's current taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underling instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial future contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

At December 31, 1996, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly fee to the Adviser for a continuous investment program equivalent on an annual basis to the sum of (a) 0.50% of the first $1,500,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $500,000,000, (c) 0.40% of the next $500,000,000 and (d) 0.35%
of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1996, JH Funds received net sales charges of $2,262,589 with regard to sales of Class A shares. Out of this amount, $232,548 was retained and used for printing of prospectuses, advertising, sales literature and other purposes, and $606,148 was paid as sales commissions and first year service fees to unrelated broker-dealers and $1,423,893 was paid as sales commissions and first year service fees to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with sale of Class B shares. For the period ended December 31, 1996, contingent deferred sales charges received by JH Funds amounted to $281,653.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is to be paid at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Richard S. Scipione and are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1996, the Fund's investment to cover the deferred compensation had unrealized appreciation of $5,714.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than obligations of the U.S. Government and its agencies and short-term securities, during the period ended December 31, 1996, aggregated $959,868,565 and $847,387,177, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the period ended December 31, 1996, aggregated $890,956,570 and $1,062,656,955, respectively.

The cost of investments owned at December 31, 1996 (excluding the corporate savings account) for Federal income tax purposes was $1,531,531,148. Gross unrealized appreciation and depreciation of investments aggregated $29,885,887 and $33,300,797, respectively, resulting in net unrealized depreciation of $3,414,910.

NOTE D -
REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Investment Quality Bond Fund (JHIQBF) approved a plan of reorganization between JHIQBF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHIQBF to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 5,218,646 Class A shares, and 493,051 Class B shares of John Hancock Sovereign Bond Fund for the net assets of JHIQBF, which amounted to $78,550,023 and $7,421,307 for Class A and Class B shares, respectively, including $730,736 of unrealized appreciation, after the close of business at September 15, 1995.



John Hancock Funds - Sovereign Bond Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Sovereign Bond Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Sovereign Bond Fund (the "Fund"), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers, and other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Bond Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                              /S/ Ernst & Young LLP

Boston, Massachusetts
February 7, 1997


SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock Sovereign Bond Fund was held.

The shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                   FOR                     WITHHELD
----------------     --------------------------     ---------------
Dennis S. Aronowitz            64,870,900                 1,693,902
Edward J. Boudreau, Jr.        64,869,476                 1,695,325
Richard P. Chapman, Jr.        64,885,971                 1,678,831
William J. Cosgrove            64,895,076                 1,669,725
Douglas M. Costle              64,756,340                 1,808,462
Leland O. Erdahl               64,854,841                 1,709,961
Richard A. Farrell             64,892,358                 1,672,443
Gail D. Fosler                 64,870,105                 1,694,696
William F. Glavin              64,756,753                 1,808,049
Anne C. Hodsdon                64,850,089                 1,714,712
Dr. John A. Moore              64,846,958                 1,717,844
Patti McGill Peterson          64,874,648                 1,690,153
John W. Pratt                  64,854,815                 1,709,986
Richard S. Scipione            64,736,064                 1,828,737
Edward J. Spellman             64,877,126                 1,687,675


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circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

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This report is for the information of shareholders of the John Hancock
Sovereign Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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Recycled Paper."                                     2100A   12/96
                                                              2/97